Trade and other receivables - current	12 Months Ended
Dec. 31, 2021
Subclassifications of assets, liabilities and equities [abstract]
Trade and other receivables - current	Non-current receivables

(in thousands of USD)	December 31, 2021	December 31, 2020
Shareholders loans to joint ventures	30,242	33,936
Derivatives	6,392	2
Other non-current receivables	14,426	14,434
Lease receivables	4,578	6,681
Investment	1	1
Total non-current receivables	55,639	55,054

The decrease in shareholders loans to joint ventures is mainly due to scheduled repayments of the shareholders loan to TI Africa Ltd (see Note 25).

The derivatives as of December 31, 2021 relate to the fair market value of the Interest Rate Swaps in connection with the financing for the long term charter parties with Valero for two Suezmaxes (Cap Corpus Christi and Cap Port Arthur) and Interest Rate Swaps in connection with the $713.0 million sustainability linked loan (see Note 14).

The other non-current receivables mainly relate to the issuance of a bank guarantee for the amount of $12.3 million through a cash deposit in the context of the enforcement proceedings lodged by Unicredit on January 15, 2021 (see Note 21).

The lease receivables relate to the subleases of office space to third parties regarding the leased offices of Euronav UK and Euronav MI II Inc. (formerly Gener8 Maritime Inc.).

The maturity date of the non-current receivables is as follows:

(in thousands of USD)	December 31, 2021	December 31, 2020
Receivable:
Within two years	2,294	2,100
Between two and three years	20,368	2,305
Between three and four years	9,157	18,862
Between four and five years	—	2,764
More than five years	23,820	29,023
Total non-current receivables	55,639	55,054

Because the shareholders loans are perpetual non-amortizing loans, these non-current receivables are presented as maturing after 5 years with the exception of the shareholders loans to Bari Shipholding Ltd. which will mature in 2024.
Trade and other receivables - current

(in thousands of USD)	December 31, 2021	December 31, 2020
Receivable from contracts with customers	55,704	70,658
Receivable from contracts with customers - TI Pool	139,672	99,236
Accrued income	8,480	8,149
Accrued interest	580	441
Deferred charges	22,083	21,239
Deferred fulfillment costs	1,156	714
Other receivables	7,977	12,046
Lease receivables	2,091	1,981
Derivatives	2	15
Total trade and other receivables	237,745	214,479

The decrease in receivables from contracts with customers mainly relates to a lower outstanding amount of bunker offloadings from the vessel Oceania to Tankers International and CMB.

The increase in receivables from contracts with customers - TI Pool relates to income to be received by the Group from the Tankers International Pool. These amounts increased in 2021 mainly due to a higher number of vessels in the TI Pool compared to December 31, 2020 and an increase in working capital per vessel.

Fulfillment costs represent primarily bunker costs incurred between the date on which the contract of a spot voyage charter was concluded and the next load port. These expenses are deferred according to IFRS 15 Revenue from Contracts with Customers and are amortized on a systematic basis consistent with the pattern of transfer of service. Increase is mainly due to a higher bunker price compared to 2020.

The decrease in other receivables is mainly due to the refund of Greek tonnage tax paid for Belgian and French flag vessels related to the years 2016-2019 and two Hull and Machinery claims which have been settled in 2021.
The lease receivables relate to the sublease of office space to third parties regarding the leased offices of Euronav UK and Euronav MI II Inc. (formerly Gener8 Maritime Inc).

For currency and credit risk, we refer to Note 19.